Phoenix Technologies Ltd./Confidential         Phoenix Agreement Number 14820100

                           PHOENIX TECHNOLOGIES LTD.
                          TECHNOLOGY LICENSE AGREEMENT


     This Technology License Agreement ("Agreement") is entered into and is effective as of February 12, 1998 ("Effective Date") between Phoenix Technologies Ltd., a Delaware corporation having its principal place of business at 411 East Plumeria Drive, San Jose, California 95134 ("PTL"), and Maker Communication, Inc., a corporation having its principal place of business at 73 Mount Watye Avenue, Framingham, Massachusetts 01702 ("Licensee"). In consideration of the premises and covenants contained herein, the parties agree as follows:

1.0  DEFINITIONS

1.1 "Competitor" means a company, corporation, or other entity that develops, markets, and/or license software similar in function to PTL's Virtual Chips line of commercially available products.

1.2 "Contractor(s)" means a company, corporation, or other entity that provides services for Licensee's Design Group, as set forth in Section 3.1.5 below. No Competitor will be a Contractor.

1.3 "Core" means PTL's Virtual Chips synthesizable core software product in source code form and any associated design files, as licensed under this Agreement.

1.4 "Defect(s)" wil1 mean any mistake, problem, or error which is capable of reproduction by PTL and which causes (a) an incorrect functioning or non-functioning of the Software, or (b) renders the Software inoperable, or (c) causes the Software to fail to meet its specifications.

1.5 "Derivative Work" means a computer program and any subsequent design, including any resultant integrated circuit, which is a Modification made by Licensee based on or incorporating material from the Software so that the Modification, as a whole, represents an original work of authorship.

1.6 "Design Group" means a group within Licensee which is a single design team designated to design Licensee's IC and/or test Licensee's IC. Such Design Group will be designated on the Purchase Order. Each such group may have no more than three locations, anywhere in the world. Each such location will be identified by Licensee to PTL, in writing. Additional locations must be agreed to, in writing, by PTL.

1.7 "Licensee's IC" means (a) the device created from integrated circuit designs by the Design Group, as identified in the Purchase Order accepted by PTL, and which incorporates the Core; and/or (b) the device created from integrated circuit designs by the Design Group which is tested using the Test Environment.

l.8 "Modification(s)" means a revision, augmentation, abridgment, upgrade, addition, adaptation, or other modification to the Software.

1.9 "Purchase Order(s)" means the order form issued to PTL by Licensee stating the Software, Reuse, New Design Group, training, and/or services Licensee requests from PTL.

1.10 "Reuse" means use of the Core by the Design Group on a new and functionally different integrated circuit design. A Reuse occurs at synthesis of Licensee's IC. Changes to fix functional problems (bugs), timing problems or other errors in Licensee's IC will not be considered a Reuse.

1.11 "SGN Format" means Core represented in a synthesized gate level net list format and subsequent formats as part of the process of creating an integrated circuit.

1.12 "Software" means Core and Test Environment, collectively, as licensed under this Agreement.

1.13 "Test Environment" means PTL's Virtual Chips simulation and test software in source code form and any associated design files, as licensed under this Agreement.

1.14 "Licensee Simulation Model" means a simulation program developed by Licensee that contains the Core or derivatives thereof.

2.0  QUOTATIONS AND PURCHASE ORDERS

2.1  [**]

2.2  [**]

2.3  [**]

3.0  LICENSE

3.1  [**]

     3.1.1 [**]

     3.1.2 [**]



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [**] AND FILED SEPARATELY WITH THE COMMISSION.

[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

Phoenix Technologies Ltd./Confidential         Phoenix Agreement Number 14820100

[**]

     3.1.3 [**]

     3.1.4 [**]

     3.1.5 [**]

     3.1.6 [**]

3.2  [**]

3.3  [**]

3.4  [**]

3.5  [**]

3.6  [**]

3.7  [**]

4.0  DELIVERY

PTL will deliver the Software and any other deliverables within ten (10) business days following the acceptance of the Purchase Order by PTL, unless the parties agree, in writing, to a different delivery schedule.

5.0  ASSOCIATED FEES AND PAYMENT

5.1  [**]

5.2  [**]


[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


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Phoenix Technologies Ltd./Confidential         Phoenix Agreement Number 14820100

[**]

5.3 [**]

5.4 [**]

5.5 [**]

6.0  TRAINING

Subject to payment of fees by Licensee to PTL, PTL will provide to licensee certain training of the Software. Such training will be provided at a regularly scheduled PTL training class at PTL's San Jose, Ca1ifoniia facility. Licensee will be solely responsible for all travel, accommodation, and miscellaneous expenses for Licensee's attendance at such training. Training is subject to an Official Quotation pursuant to Section 2 above.

7.0  OWNERSHIP

7.1  [**]

7.2  [**]

8.0  LIMITED WARRANT AND REMEDIES

8.1  [**]

8.2  [**]

8.3  [**]

8.4  [**]

8.5  [**]


[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


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Phoenix Technologies Ltd./Confidential         Phoenix Agreement Number 14820100


9.0  CONFIDENTIALITY

9.1  [**]

9.2  [**]

10.0 INTELLECTUAL PROPERTY INDEMNIFICATION

10.1 [**]

10.2 [**]

10.3 [**]

10.4 [**]

11.0 LIMITATION OF LIABILITY

11.1 [**]


[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


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Phoenix Technologies Ltd./Confidentia1         Phoenix Agreement Number 14820100

[**]

11.2 [**]

12.0 INDEMNITY OF PTL

[**]

13.0 TERM AND TERMINATION

13.1 [**]

13.2 [**]

13.3 [**]

13.4 [**]

14.0 GENERAL

14.1 Licensee and PTL agree that this Agreement constitutes the complete Agreement and understanding between the parties with respect to the subject matter herein. This Agreement supersedes all prior agreements, understandings, and negotiations, whether written or verbal, with respect to the subject matter herein. No amendment or modification of this Agreement will be effective unless it is set forth in a writing which refers to the particular provisions so amended or modified and is executed by authorized representatives of both parties.

14.2 Notices will be sent by first class mail or express mail, postage prepaid, by courier or other personal delivery, or by facsimile (with telephonic confirmation of receipt) to the parties at the addresses specified at the beginning of this Agreement or to such other address as a party designates in writing to the other party. Notices to PTL will be sent to the attention of the Legal Department.

14.3 Licensee agrees that it will not export any Software or other materials provided by PTL hereunder in violation of any law, statute or regulation, including the United States Export Administration Act and regulations thereunder.

14.4 [**]

14.5 No third party will have any rights under this Agreement. The parties are independent contractors, and neither party will have any right or power to create any obligation or responsibility on behalf of the other party.


[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


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Phoenix Technologies Ltd./Confidential         Phoenix Agreement Number 14820100


14.6 [**]

14.7 [**]

14.8 [**]

14.9 [**]

This Agreement is entered into on behalf of the parties by their duly authorized representatives.


PTL:  Phoenix Technologies, Ltd.

Signature    /s/ Stuart J. Nichols
             -----------------------------------

Print Name:  Stuart J. Nichols
             -----------------------------------
Title:       V.P. General Counsel, and Secretary
             -----------------------------------
Date:        3/5/98
             -----------------------------------

Licensee: Maker Communications, Inc.

Signature:   /s/ Mitchell Mackoff
             -----------------------------------

Print Name:  Mitchell Mackoff
             -----------------------------------
Title:       Vice President & CFO
             -----------------------------------
Date:        2/27/98
             -----------------------------------


[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


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
Confidential                                  Phoenix Agreement Number 14820200


                           PHOENIX TECHNOLOGIES LTD.
                        SUPPORT AND MAINTENANCE ADDENDUM

     This Support and Maintenance Addendum ("Addendum") is entered into and is effective as of February 12, 1998, ("Effective Date") between Phoenix Technologies Ltd., a Delaware corporation having its principal place of business at 411 East Plumeria Drive, San Jose, California 95134 U.S.A. ("Phoenix") and Maker Communication, Inc., a Delaware corporation having its principal place of business at 73 Mount Wayte Avenue, Framingham, Massachusetts 01702 ("Licensee"). Phoenix and Licensee have previously entered into a Technology License Agreement, Phoenix Agreement Number 14820100, dated February 12, 1998 ("Controlling Agreement"), where Licensee has licensed certain Phoenix Virtual Chips software ("Software").

1.0  SUPPORT AND MAINTENANCE

1.1  [**]

1.2  [**]

     1.2.1  [**]

     1.2.2  [**]

1.3  [**]

     1.3.1  [**]

     1.3.2  [**]

2.0  TERM AND FEES

2.1  [**]

2.2  [**]

2.3  [**]

3.0  GENERAL

3.1  [**]

3.2  [**]

3.3  [**]

     This Addendum is entered into on behalf of the parties by their duly authorized representatives.

Phoenix:              Phoenix Technologies Ltd.

Signature:            /s/ Stuart J. Nichols
                      ------------------------------------------------------

Print Name/Title:     Stuart J. Nichols, V.P. General Counsel, and Secretary
                      ------------------------------------------------------

Date:                 3/5/98
                      ------------------------------------------------------


Licensee:             Maker Communications, Inc.
                      ------------------------------------------------------

Signature:            /s/ Mitchell Mackoff
                      ------------------------------------------------------

Print Name/Title:     Mitchell Mackoff/ V.P. & CFO
                      ------------------------------------------------------

Date:                 2/27/98
                      ------------------------------------------------------



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.